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                                                                    Exhibit 32.1

                       THERMA-WAVE, INC. CERTIFICATION OF
         PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Boris Lipkin, in my capacity as President and Chief Executive Officer of Therma-Wave, Inc., a Delaware corporation ("Therma-Wave"), and in connection with the Quarterly Report on Form 10-Q filed by Therma-Wave with the Securities and Exchange Commission on February 11, 2004 (the "Report"), hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Therma-Wave.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Therma-Wave and will be retained by Therma-Wave and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification as of the 11th day of February 2004.

                                        /s/ Boris Lipkin
                                        Boris Lipkin
                                        President and Chief Executive
                                        Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Therma-Wave as part of the report or as a separate disclosure document for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.